EXHIBIT 10.14

                             SUBSCRIPTION AGREEMENT

The undersigned hereby subscribes to purchase 40,000 shares of common stock ("Common Stock") of Envirocon Corporation, a Nevada corporation (the "Corporation") . In this regard, enclosed is $.25 per share of common stock as the purchase price for $10,000.00 (aggregate dollar amount) in Common Stock.

In connection with its purchase, the undersigned warrants and represents the following:

1. It was offered the Common Stock at a private sale for investment. The offer to sell the Common Stock was directly communicated to the undersigned on and in such a manner that the undersigned was able to ask questions and receive satisfactory answers concerning the terms and conditions of this issuance, at no time was the undersigned presented with or solicited by any promotional meeting, newspaper, magazine, radio or television advertisement or any other form of general advertising or solicitation;

2. By virtue of its position or relationship with the Corporation, the undersigned had access to the same kind of information which would be available in a registration statement filed under the Securities Act of 1933. Such information by way of example, but not limitations includes:

3. The undersigned conducted its own due diligence on the Corporation;

4. The undersigned is an Accredited/Non-accredited Investor as defined in Regulation D promulgated under the Securities Act of 1933, as amended;

5. The offering price of the Common Stock was arbitrarily determined by the corporation;

6. The Corporation has not made any representations regarding the possible value appreciation in the Common Stock;

7. The Common Stock is not being issued for services performed by the undersigned;

8. The Common Stock is being acquired by the undersigned for investment with its own funds or property from its own accounts as "Restricted Securities" as that term is defined in Rule 144 of the Rules and Regulations adopted by the Securities and Exchange Commission under the Securities Act of 1933, as amended, and not with a view to the distribution thereof by public sale or other disposition. The undersigned does not intend to subdivide its acquisitions with anyone;

9. The undersigned understands that the Common Stock being acquired hereunder has not been registered under the Securities Act of 1933, as amended, or the securities laws of any state;

10. The undersigned understands that it must bear the economic risk of the investment for an indefinite period of time because the Common Stock has not been registered under the Securities Act of 1933, as amended, or any state securities laws, and therefore, cannot be sold unless it is subsequently registered under the Act and any applicable state securities laws, or unless exemption from such registrations are available;


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11. The undersigned  understands that the corporation will restrict the transfer of the common Stock in accordance with foregoing representations;

12. The undersigned agrees that all certificates representing Common Stock will contain the following legend or a substantial equivalent:

   "The securities represented by this Certificate have not been registered under the Securities Act of 1933 (the "Act") and are "Restricted Securities" as that term is defined in Rule 144 under the Act. The common Stock may not be offered for sale, sold or otherwise transferred except pursuant to an effective registration statement under the Act, or an exemption thereto, the availability of which is to be established to the satisfaction of the Corporation."

13. The undersigned agrees that a stop transfer order prohibiting the transfer of the Common Stock will be placed by the corporation with its transfer agent, when and if the common Stock is issued;

14. The undersigned acknowledges and hereby agrees that the corporation is under no obligation to register or qualify the common Stock under the Securities Act of 1933, as amended, and the rules and regulations adopted thereunder;

15. The undersigned understands and hereby agrees that the corporation will comply with all valid, applicable Federal and state securities regulations which may require among other things that the undersigned escrow the Common Stock;

16. The undersigned represents and warrants that in connection with the acquisition of the Common Stock, the undersigned has had made available or accessible to (it) (his) (her), by the Corporation and its officers and directors all information which it has deemed material to making an informed investment decision to acquire the Common Stock prior to (it) (his)
(her)subscription in the common Stock;

17. The undersigned represents and warrants that it has not acted as a Purchaser Representative for any person in connection with this purchase of Common Stock by the undersigned;

The undersigned requests that the Common Stock be issued in the name of the undersigned and delivered to the undersigned at the address below.

I will hold title to my shares as follows: (check one)

___      Community Property             ___      Joint tenancy (both must sign)
___      Tenancy in common              _x_      Individual ownership
         (All must sign)                ___      Trust or Keogh Plan
___      As custodian under State       ___      Partnership
___      Gifts to Minors Act            ___      Other (please describe):


Intending to be legally bound hereby, the parties hereto have set their hands and seals on this ____ day of __________________, 1999.


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Please type or print the following information:

Gary Laskowski
-----------------------------------   -----------------------------------------
-----------------------------------   -----------------------------------------
Full (name(s) of subscriber(s)        Social security or employer
as it (they) should appear            I.D. number(s) of subscriber(s)
on schedule of Corporation

163 South Wadsworth                   Lake Wood         CO           80266
--------------------------            --------------    --------     -----------
Street Address                        City              State        Zip Code

Dated:   October 10, 1999.            Dated:                      , 1999.

X /s/ Gary Laskowski                  X
---------------------------           ------------------------------
Signature                             Signature

---------------------------           --------------------------------
Title  or  capacity  of  signing  party  if  the   subscriber  is   partnership,
corporation, trust or other nonindividual entity.

Remittance should be payable to Envirocon Corporation/d.b.a. ECPI, Inc.


                   ACCEPTANCE OF SUBSCRIPTIONS BY CORPORATION


Accepted as of Oct - 12, 1999

Received and Subscription Accepted
Check No._____________________
                                            ENVIROCON CORPORATION

                                            /s/ Frank Glinton
                                            ----------------------------------
                                            Frank Glinton, President